UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 24, 2018

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York		11101
(Address of principal executive offices)		(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
As previously announced by JetBlue Airways Corporation (the “Company”), on December 8, 2017, the Board of Directors of the Company approved a share buyback program which authorizes the Company to repurchase up to $750 million worth of shares from January 1, 2018 through December 31, 2019 (the “Authorization”).

On May 24, 2018, the Company entered into an agreement (the “ASR Agreement”) with Citibank, N.A. (“Citibank”), to implement an accelerated share repurchase program (the “ASR Program”).   Under the ASR Agreement, on May 25, 2018, the Company will pay $125 million to Citibank and will initially receive approximately 5.3 million shares based on the closing share price on May 24, 2018. The total number of shares to ultimately be purchased by the Company pursuant to the ASR Program will generally be based on the average of the daily Rule 10b-18 volume weighted average prices of the Company’s common stock during the term of the ASR Program, less a discount. After the ASR Program is complete, the Company will have a remaining Authorization of approximately $500 million.

Upon final settlement of the ASR Agreement, the Company may be entitled to receive additional shares of the Company’s common stock from Citibank or, under certain circumstances specified in the ASR Agreement, the Company may be required to deliver shares or make a cash payment, at its option, to Citibank. The ASR Program is expected to be completed by the end of the third quarter of 2018 and funded with cash on hand.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: May 24, 2018	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)